THE ADVISORS' INNER CIRCLE FUND II
                       THE HANCOCK HORIZON FAMILY OF FUNDS

                                   SCHEDULE A
                         AS LAST AMENDED AUGUST 12, 2008
                            TO THE DISTRIBUTION PLAN
                               DATED MAY 31, 2000

Subject to any limitations imposed by Rule 2830(d) of the NASDs Conduct Rules, the distributor shall receive Rule 12b-1 fees, which shall be paid on a monthly basis. These fees will be calculated based on the annual rate set forth below, as applied to the average daily net assets of the respective Portfolios.

------------------------------------- ----------------------------------- -----------------------------------
             PORTFOLIO                         CLASS OF SHARES                           FEES
------------------------------------- ----------------------------------- -----------------------------------
Treasury Securities Money Market                Class A Shares                          0.25%
Fund
------------------------------------- ----------------------------------- -----------------------------------
Strategic Income Bond Fund                      Class C Shares                          0.75%
------------------------------------- ----------------------------------- -----------------------------------
Value Fund                                      Class C Shares                          0.75%
------------------------------------- ----------------------------------- -----------------------------------
Growth Fund                                     Class C Shares                          0.75%
------------------------------------- ----------------------------------- -----------------------------------
Burkenroad Fund                                 Class D Shares                          0.25%
------------------------------------- ----------------------------------- -----------------------------------
Diversified International Fund                  Class C Shares                          0.75%
------------------------------------- ----------------------------------- -----------------------------------
Quantitative Long/Short Fund                    Class C Shares                          0.75%
------------------------------------- ----------------------------------- -----------------------------------